SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: May 21, 2002

                           Business to Business, Inc.
                              A Nevada corporation

               86-0970133 (I.R.S. Employer Identification Number)

                         Commission File No. 0000-28533

                         9229 Delegates Road, Suite 130
                          Indianapolis, Indiana 46240

              Registrant's telephone number, including area code:
                                 (317) 575-0746

Item 1.  Change in Control of Registrant.

On April 8, 2002, we entered into the acquisition agreement whereby, subject to shareholder approval, we acquired, in exchange for 4,000,000 shares of our common stock, Premium Financial Services & Leasing, Inc., an Indiana corporation. Pursuant to the closing of the acquisition on May 21, 2002 the Company issued 4,000,000 shares of common stock to Michael Gooch has therefore had a change in control.

Michael Gooch now owns 80% of the outstanding common stock of the company.

              Name and
Title of     address of      Amount of     Percent
  Class      Beneficial      Beneficial      of
               Owner         ownership      Class

Common    Michael Gooch       4,000,000    80%
          President and Director
          9229 Delegates Road, Suite 130
          Indianapolis, Indiana 46240


Common    Daniel Hodges         800,000    6.25%
          Secretary and Director
          2110 E. Water Street
          Tucson, AZ  85719

Common    All directors        4,000,000    80%
          and officers

Item 2.  Acquisition or Disposition of Assets

Since its formation on July 11, 1997, Business to Business, Inc., a Wyoming corporation (the "Company"), has not engaged in any operations other than organizational matters until it closed on the acquisition of Premium Financial Services & Leasing, Inc., on May 21, 2002. Business to Business was formed specifically for the purpose of either merging with or acquiring an operating company with operating history and assets.

The consideration for the acquisition of Premium Financial was the issuance to Premium Financial's shareholder, Michael Gooch of eighty percent of the common stock of Business to Business. The exchange rate was the product of negotiations between the parties and reflects their estimate of the value of the assets and liabilities of Premium Financial.

On April 8, 2002, we entered into the acquisition agreement whereby in exchange for 4,000,000 shares of our common stock, we acquired Premium Financial. Originally operated as a sole proprietorship from 1995, and then reformed as a corporation under the laws of the state of Indiana in 2000, Premium Financial is an equipment leasing and finance company that is focused on offering medium sized and small ticket leasing programs to a national network of brokers, vendors and end users. The company's financing solutions allow business the ability to acquire the capital needed to facilitate equipment acquisition, whether the equipment is new or used. The acquisition of Premium Financial closed on May 21, 2002. The Company is in the process of changing its name to Premium Financial Services & Leasing, Inc.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

         Not applicable.

Item 6.  Resignation of Registrant's Directors.

         Pursuant to the closing of the acquisition on May 21, 2002 the Company had a change in management. Michael Gooch was appointed President, Secretary and Director, Bret Pafford was appointed vice-president and director, Glen Gangi was appointed chief operating officer and director, Dennis Kluzke was appointed chief financial officer and director, and Kent Abernathy was appointed Director. The Company's founder, Daniel Hodges, resigned from his positions with the Company on May 21, 2002.

         The following table sets forth the names, positions and ages of the individuals who will serve as our directors and executive officers following the combination. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

Name of Director/Officer   Age      Position(s) With Company

Michael Gooch            35   President, CEO, Director

Bret Pafford             42   Vice President, Director

Glen Gangi               48   Chief Operating Officer, Director

Dennis Kluzke            39   Chief Financial Officer, Director

Kent Abernathy           44           Director

Michael Gooch - President
Mr. Gooch founded Premium Financial in September 1995. Prior to the founding of Premium Financial, Mr. Gooch was involved at various levels within the leasing services industry for more than a decade. Mr. Gooch launched his National Broker Network in conjunction with Premium Financial. Premium is currently delivering services to thousands of business every day nationwide. Considered an expert in the Financial Services and Leasing industry, Mr. Gooch resides in Sheridan, Indiana with his family.

Bret Pafford - Vice President
Mr. Pafford's area of expertise lays in the arena of organizational start-ups and the development of national sales support programs. Mr. Pafford has generated millions of dollars for Fortune 500 companies over the years. Numerous private investors and venture capitalists alike have benefited from investments in Mr. Pafford's ventures. Mr. Pafford has been in the financial services industry for over 15 years. An accomplished corporate trainer, Mr. Pafford has the ability to construct, foster and refine an optimum sales force. Mr. Pafford is a charter member of The American Entrepreneurs Association and a decorated veteran of the United States Navy.

Glen Gangi - Chief Operating Officer, Director
Glen Gangi has over 20 years of experience in the commercial leasing industry. Mr. Gangi currently operates a self-held portfolio leasing company in Indianapolis, IN. Mr. Gangi's expertise lies in his ability to make key credit decisions. Mr. Gangi is an experienced portfolio and operations manager.

Dennis Klutzke - Chief Financial Officer
Mr. Klutzke graduated from Purdue University with an MBA in Finance and has since amassed over 20 years of executive level financial management and corporate development experience. For many years, Mr. Klutzke acted in a senior level executive capacity with MBD Bank. A former Vice President for CompUSA, Mr. Klutzke is currently schooling other CFO's in their operational techniques directed towards a joint venture between Workscape and General Motors.

Kent Abernathy - Director
Mr. Abernathy is a charismatic leader with a demonstrated aptitude for developing and implementing winning strategies. Mr. Abernathy has extensive experience planning, coordinating and executing operational plans as well as direct management of numerous projects. Mr. Abernathy has a comprehensive knowledge of financial products and services including corporate finance, cash management, international, and investment banking applications. Mr. Abernathy is the current Principal at Eagle Advisors and a past Vice President at Bank One, Vice President at National City Bank, Assistant Vice President at Apple Bank and Analyst / Commercial Account Officer at Chemical Bank (J.P. Morgan Chase).


Item 7.  Financial Statements and Exhibits.

                                    PART F/S
                              FINANCIAL STATEMENTS


The consolidated financial statements of the Company required to be included in Part F/S are set forth below.

                          INDEPENDENT AUDITOR'S REPORT


Business to Business, Inc.
(A Development Stage Company)


        We have audited the accompanying balance sheets of Business to Business, Inc. (a development stage company) as of September 30, 2001 and 2000, and the related statements of operations and cash flows for the two years ended September 30, 2001 and 2000, and the statement of stockholders' equity from July 11, 1997 (inception) to September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Business to Business, Inc. (a development stage company) as of September 30, 2001 and 2000, and the results of its operations and its cash flows for the two years ended September 30, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
December 12, 2001

                                  BUSINESS TO BUSINESS, INC.
                                (A Development Stage Company)
                                        BALANCE SHEETS

                                                          September 30,
                                                 --------------------------------
                                                      2001             2000
                                                 --------------  ----------------

Assets:                                          $            -  $              -
                                                 ==============  ================

Liabilities - Accounts Payable                   $          532  $            511
                                                 --------------  ----------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 shares at September 30,
    2001 and 2000                                         1,000             1,000
  Paid-In Capital                                         5,057             2,824
  Retained Deficit                                       (1,075)           (1,075)
  Deficit Accumulated During the
    Development Stage                                    (5,514)           (3,260)
                                                 --------------  ----------------

     Total Stockholders' Equity                            (532)             (511)
                                                 --------------  ----------------

     Total Liabilities and
       Stockholders' Equity                      $            -  $              -
                                                 ==============  ================















          The accompanying notes are an integral part of these financial statements.

                                  BUSINESS TO BUSINESS, INC.
                                (A Development Stage Company)
                                   STATEMENTS OF OPERATIONS




                                                                   Cumulative
                                                                      since
                                                                   October 20,
                                                                      1999
                                       For the year ended         inception of
                                         September 30,             development
                                ------------------------------
                                     2001            2000            stage
                                --------------  --------------  ---------------
Revenues:                       $            -  $            -  $             -

Expenses:                                2,254           3,260            5,514
                                --------------  --------------  ---------------

     Net Loss                   $       (2,254) $       (3,260) $        (5,514)
                                ==============  ==============  ===============

Basic & Diluted loss per share  $            -  $            -
                                ==============  ==============
























          The accompanying notes are an integral part of these financial statements.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
              SINCE JULY 11, 1997 (INCEPTION) TO SEPTEMBER 30, 2001

                                                                                          Deficit
                                                                                        Accumulated
                                                                                          During
                                          Common Stock          Paid-In    Retained     Development
                                       Shares      Par Value    Capital     Deficit        Stage
                                    ------------  -----------  ---------  -----------  -------------
Balance at July 11, 1997
(inception)                                    -  $         -  $       -  $         -  $           -

Net Loss                                       -            -          -       (1,025)             -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 1997                  -            -          -       (1,025)             -

November 4, 1997 Issuance of
Stock for Services and payment
 of Accounts Payable                       1,000        1,000          -            -              -

Net Loss                                       -            -          -          (25)             -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 1998
 As Originally Reported                    1,000        1,000          -       (1,050)             -

Retroactive adjustment for 1,000
 to 1 stock split October 20, 1999       999,000            -          -            -              -
                                    ------------  -----------  ---------  -----------  -------------

Restated balance October 1, 1998       1,000,000        1,000          -       (1,050)             -

Capital contributed by shareholder             -            -         75            -              -
Net Loss                                       -            -          -          (25)             -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 1999          1,000,000        1,000         75       (1,075)                  -

Capital contributed by shareholder             -            -      2,749            -              -
Net Loss                                       -            -          -            -         (3,260)
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 2000          1,000,000        1,000      2,824       (1,075)        (3,260)

Capital contributed by shareholder             -            -      2,233            -              -
Net Loss                                       -            -          -            -         (2,254)
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 2001          1,000,000  $     1,000  $   5,057  $    (1,075) $      (5,514)
                                    ============  ===========  =========  ===========  =============



             The accompanying notes are an integral part of these financial statements.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                             Cumulative
                                                                                since
                                                                             October 20,
                                                                                1999
                                                 For the years ended        inception of
                                                    September 30,            development
                                            ------------------------------
                                                 2001           2000            stage
                                            -------------- --------------- ---------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                    $       (2,254)$        (3,260)$        (5,514)
Increase (Decrease) in Accounts Payable                 21             511             532
                                            -------------- --------------- ---------------
  Net Cash Used in operating activities             (2,233)         (2,749)         (4,982)
                                            -------------- --------------- ---------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities                                   -               -               -
                                            -------------- --------------- ---------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder                   2,233           2,749           4,982
                                            -------------- --------------- ---------------
Net Cash Provided by
  Financing Activities                               2,233           2,749           4,982
                                            -------------- --------------- ---------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                              -               -               -
Cash and Cash Equivalents
  at Beginning of Period                                 -               -               -
                                            -------------- --------------- ---------------
Cash and Cash Equivalents
  at End of Period                          $            - $             - $             -
                                            ============== =============== ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                  $            - $             - $             -
  Franchise and income taxes                $           25 $            25 $            25

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None


             The accompanying notes are an integral part of these financial statements.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Business to Business, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Wyoming on July 11, 1997. The Company ceased all operating activities during the period from July 11, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of September 30, 2001. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                                   For the year ended September 30, 2001
Basic Loss per Share
Loss to common shareholders                   $        (2,254)       1,000,000  $            -
                                              ===============  ===============  ==============

                                                   For the year ended September 30, 2000
Basic Loss per Share
Loss to common shareholders                   $        (3,260)       1,000,000  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for September 30, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The Company maintains the majority of its cash balances with one financial institution, in the form of demand deposits.

NOTE 2 - INCOME TAXES

        As of September 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $6,500 that may be offset against future taxable income through 2012. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 3 - DEVELOPMENT STAGE COMPANY

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

        As of September 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - STOCK SPLIT

        On October 20, 1999 the Board of Directors authorized 1,000 to 1 stock split, changed the authorized number of shares to 100,000,000 shares and the par value to $.001 for the Company's common stock. As a result of the split, 999,000 shares were issued. All references in the accompanying financial statements to the number of common shares and per-share amounts for 2001 and 2000 have been restated to reflect the stock split.

                         INDEPENDENT ACCOUNTANT'S REPORT


Business to Business, Inc.
(A Development Stage Company)


        We have reviewed the accompanying balance sheets of Business to Business, Inc. (a development stage company) as of March 31, 2002 and September 30, 2001 and the related statements of operations for the three and six month periods ended March 31, 2002 and 2001 and cash flows for the six month periods ended March 31, 2002 and 2001. These financial statements are the responsibility of the Company's management.

        We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

        Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
April 22, 2002

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                                  March 31,     September 30,
                                                                    2002             2001
                                                               ---------------  --------------
Assets:                                                        $             -  $            -
                                                               ===============  ==============

Liabilities - Accounts Payable                                 $         5,000  $          532
                                                               ---------------  --------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 Shares at March 31, 2002
    and September 30, 2001                                               1,000           1,000
  Paid-In Capital                                                       11,439           5,057
  Retained Deficit                                                      (1,075)         (1,075)
  Deficit Accumulated During the
    Development Stage                                                  (16,364)         (5,514)
                                                               ---------------  --------------

     Total Stockholders' Equity                                         (5,000)           (532)
                                                               ---------------  --------------

     Total Liabilities and
       Stockholders' Equity                                    $             -  $            -
                                                               ===============  ==============















                 See accompanying notes and accountants' report.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                                  Cumulative
                                                                                    since
                                                                                   October
                                                                                   20, 1999
                                                                                  Inception
                       For the three months ended    For the six months ended         of
                                March 31,                    March 31,           development
                       ---------------------------  ---------------------------
                           2002          2001           2002          2001          stage
                       ------------- -------------  ------------  -------------  ------------
Revenues:              $           - $           -  $          -  $           -  $          -

Expenses:                     10,850         1,672        10,850          1,672        16,364
                       ------------- -------------  ------------  -------------  ------------

     Net Loss          $     (10,850)$      (1,672) $    (10,850) $      (1,672) $    (16,364)
                       ============= =============  ============  =============  ============

Basic & Diluted
 loss per share        $      (0.01) $           -  $      (0.01) $           -
                       ============= =============  ============  =============























                 See accompanying notes and accountants' report.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                since October
                                                                                   20, 1999
                                                  For the six months ended       Inception of
                                                          March 31,              Development
                                               -------------------------------
                                                    2002            2001            Stage
                                               --------------- ---------------  --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                       $       (10,850)$        (1,672) $      (16,364)
Increase (Decrease) in Accounts Payable                  4,468           1,161           5,000
                                               --------------- ---------------  --------------
  Net Cash Used in operating activities                 (6,382)           (511)        (11,364)
                                               --------------- ---------------  --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by investing activities                    -               -               -
                                               --------------- ---------------  --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder                       6,382             511          11,364
                                               --------------- ---------------  --------------
Net Cash Provided by
  Financing Activities                                   6,382             511          11,364
                                               --------------- ---------------  --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                  -               -               -
Cash and Cash Equivalents
  at Beginning of Period                                     -               -               -
                                               --------------- ---------------  --------------
Cash and Cash Equivalents
  at End of Period                             $             - $             -  $            -
                                               =============== ===============  ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                     $             - $             -  $            -
  Franchise and income taxes                   $             - $             -  $           25

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None







                 See accompanying notes and accountants' report.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED MARCH 31, 2002 AND 2001

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Business to Business, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of March 31, 2002 and for the six month period then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the six months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Wyoming on July 11, 1997. The Company ceased all operating activities during the period from July 11, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of March 31, 2002. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of six months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED MARCH 31, 2002 AND 2001
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                                 For the three months ended March 31, 2002
                                                 -----------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (10,850)       1,000,000  $       (0.01)
                                              ===============  ===============  ==============


                                                 For the three months ended March 31, 2001
                                                 -----------------------------------------
Basic Loss per Share
Loss to common shareholders                   $        (1,672)       1,000,000  $            -
                                              ===============  ===============  ==============

                                                  For the six months ended March 31, 2002
                                                  ---------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (10,850)       1,000,000  $       (0.01)
                                              ===============  ===============  ==============


                                                  For the six months ended March 31, 2001
                                                  ---------------------------------------
Basic Loss per Share
Loss to common shareholders                   $        (1,672)       1,000,000  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for March 31, 2002 and 2001 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Reclassification

        Certain   reclassifications   have  been  made  in  the  2001  financial
statements to conform with the March 31, 2002 presentation.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED MARCH 31, 2002 AND 2001
                                   (Continued)

NOTE 2 - INCOME TAXES

        As of March 31, 2002, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $17,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

        As of March 31, 2002 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

                         INDEPENDENT ACCOUNTANTS' REPORT

Premium Financial Services and Leasing, Inc.

        We have audited the accompanying balance sheet of Premium Financial Services and Leasing, Inc. as of December 31, 2001 and the related statements of operations, cash flows, and stockholders' equity (deficit) for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the December 31, 2001 financial statements referred to above present fairly, in all material respects, the financial position of Premium Financial Services and Leasing, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000 in conformity with generally accepted accounting principles in the United States of America.


                                                   Respectfully submitted


                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants






Salt Lake City, Utah
February 2, 2002

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                                  BALANCE SHEET

                                                                 (Unaudited)
                                                                  March 31,      December 31,
                                                               ---------------  --------------
                                                                    2002             2001
                                                               ---------------  --------------
ASSETS
Current Assets:
Cash and cash equivalents                                      $        33,047  $       33,030

Fixed Assets:
Computer and office equipment                                           26,767          26,767
Less accumulated depreciation                                           (5,799)         (4,461)
                                                               ---------------  --------------
                                                                        20,968          22,306
                                                               ---------------  --------------

Other assets - deposits                                                 75,000          75,000
                                                               ---------------  --------------

     TOTAL ASSETS                                              $       129,015  $      130,336
                                                               ===============  ==============

LIABILITIES
Current Liabilities:
Accounts Payable                                               $         4,717  $        2,932
Accrued Expenses                                                           229             151
Current portion of lease obligations                                     3,792           4,071
Related Party Loans - Current                                           92,943          85,943
                                                               ---------------  --------------

     Total Current Liabilities                                         101,681          93,097
                                                               ---------------  --------------

Long-Term Debt - lease obligations                                       5,616           7,045
                                                               ---------------  --------------

     Total Liabilities                                                 107,297         100,142
                                                               ---------------  --------------

STOCKHOLDERS EQUITY
Common Stock - No par  value,  500  shares
   authorized,  100  shares  issued and
   outstanding
   at March 31, 2002 and December 31, 2001                                 100             100
Accumulated adjustments account                                         21,618          30,094
                                                               ---------------  --------------

     Total Stockholders' Equity                                         21,718          30,194
                                                               ---------------  --------------

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                                          $       129,015  $      130,336
                                                               ===============  ==============



                 See accompanying notes and accountants' report.

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                            STATEMENTS OF OPERATIONS

                                                (Unaudited)
                                               For The Three                    For The Year
                                               Months Ended                         Ended
                                                 March 31,                      December 31,
                                      -------------------------------  ------------------------------
                                           2002            2001             2001            2000
                                      --------------- ---------------  --------------  --------------
REVENUES
Sales commissions                     $        51,134 $       141,228  $      428,221  $      383,351
                                      --------------- ---------------  --------------  --------------

EXPENSES
   Selling & Marketing                         38,597          72,347         244,871         210,578
   General & Administrative                    48,531          48,888         113,423         140,695
                                      --------------- ---------------  --------------  --------------
                                               87,128         121,235         358,294         351,273
                                      --------------- ---------------  --------------  --------------

Net Income from Operations                    (35,994)         19,993          69,927          32,078

Other Income (Expense)
   Interest Income (Expense)                   40,000               -          (1,409)           (597)
                                      --------------- ---------------  --------------  --------------

NET INCOME (LOSS)                     $         4,006 $        19,993  $       68,518  $       31,481
                                      =============== ===============  ==============  ==============





















                 See accompanying notes and accountants' report.

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                   REFERENCES TO MARCH 31, 2002 ARE UNAUDITED



                                                                                 Accumulated
                                                        Common Stock             Adjustments
                                               -------------------------------
                                                   Shares           Value          Account
                                               --------------- ---------------  --------------
Balance at February 8, 2000 (inception)                      - $             -  $            -

Common stock issued for cash
   on February 8, 2000                                     100             100               -

Distributions                                                -               -         (29,600)

Net Income                                                   -               -          31,481
                                               --------------- ---------------  --------------

Balance at December 31, 2000                               100             100           1,881

Distributions                                                -               -         (40,305)

Net Income                                                   -               -          68,518
                                               --------------- ---------------  --------------

Balance at October 31, 2001 (Unaudited)                    100             100          30,094

Distributions                                                -               -         (12,482)

Net Income                                                   -               -           4,006
                                               --------------- ---------------  --------------

Balance at March 31, 2002 (Unaudited)                      100 $           100  $       21,618
                                               =============== ===============  ==============











                 See accompanying notes and accountants' report.

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                            STATEMENTS OF CASH FLOWS

                                                       (Unaudited)
                                                      For The Three                      For The
                                                      Months Ended                      Year Ended
                                                        March 31,                      December 31,
                                             -------------------------------  ------------------------------
                                                  2002             2001            2001            2000
                                             ---------------  --------------  --------------  --------------
Cash Flows From Operating Activities
   Net income for the period                 $         4,006  $       19,993  $       68,518  $       31,481
Adjustments to reconcile net loss to net cash
provided by operating activities
   Depreciation                                        1,338               -           4,461           1,603
Changes in Operating Assets and Liabilities
    Increase (Decrease) in Accounts Payable            1,785           3,319         (15,925)         17,253
    Increase (Decrease) in Accrued Expenses               78           2,298             151               -
                                             ---------------  --------------  --------------  --------------
Net Cash Provided by (Used in) Operating
     Activities                                        7,207          25,610          57,205          50,337
                                             ---------------  --------------  --------------  --------------

Cash Flows From Investing Activities
    Purchase of Equipment                                  -         (21,122)        (10,425)        (16,342)
    Deposit                                                -               -         (75,000)              -
                                             ---------------  --------------  --------------  --------------
Net Cash Used by Investing Activities                      -         (21,122)        (85,425)        (16,342)
                                             ---------------  --------------  --------------  --------------

Cash Flows From Financing Activities
   Proceeds from Loans - Related Party                 7,000               -          80,000           5,943
   Proceeds Long-Term Debt                                 -          15,330               -          16,342
   Proceeds from Sale of Common Stock                      -               -               -             100
   AAA Distributions                                 (12,482)         (7,150)        (40,304)        (29,600)
   Principle Payments on Long-term Debt               (1,708)              -          (3,446)         (1,780)
                                             ---------------  --------------  --------------  --------------
Net Cash Provided by (Used in) Financing
   Activities                                         (7,190)          8,180          36,250          (8,995)
                                             ---------------  --------------  --------------  --------------

Increase (Decrease) in Cash                               17          12,668           8,030          25,000
Cash at beginning of period                           33,030          31,556          25,000               -
                                             ---------------  --------------  --------------  --------------
Cash at End of Period                        $        33,047  $       44,224  $       33,030  $       25,000
                                             ===============  ==============  ==============  ==============


Supplemental Disclosure of Interest and Income Taxes Paid
   Interest paid during the period           $             -  $            -  $        1,338  $          597
                                             ===============  ==============  ==============  ==============
   Income taxes paid during the period       $             -  $            -  $            -  $            -
                                             ===============  ==============  ==============  ==============

Supplemental Disclosure of Non-cash Investing and Financing Activities:
     None


                 See accompanying notes and accountants' report.

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                   REFERENCES TO MARCH 31, 2002 ARE UNAUDITED

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Premium Financial Services and Leasing, Inc. ( the "Company") is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of March 31, 2002 and for the three month period then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the three months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

               The Company was incorporated under the laws of the State of Indiana on February 8, 2000. Prior to incorporation the Company operated as a sole proprietorship since 1995.

Nature of Business

        The Company is an Indiana based, independently-owned full service leasing brokerage firm that is focused on offering medium sized and small ticket-leasing programs to a national network of brokers, vendors and end users.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                   REFERENCES TO MARCH 31, 2002 ARE UNAUDITED
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Depreciation

        Fixed assets are stated at cost. Depreciation is calculated primarily using the straight-line method over the estimated useful lives of the assets as follows:


                 Asset                        Rate
---------------------------------------  --------------
Computer Equipment                              5 years

        Maintenance and repairs are charged to operations; betterments are capitalized. The cost of property sold or otherwise disposed of and the accumulated depreciation thereon are eliminated from the property and related accumulated depreciation accounts, and any resulting gain or loss is credited or charged to income.

Income Taxes

        For the years 2001 and 2000 the Company has elected to be an "S-Corporation" and is not subject to income tax. Income is taxed directly to the shareholders.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Reclassifications

        Certain reclassifications have been made in the 2001 and 2000 financial statements to conform with the 2001 presentation.

Revenue recognition

        The Company's primary source of revenue is from acting as a lease broker. Revenue is recognized from the sale or assignment of sales-type or direct financing leases to third parties when the lease is funded by the purchaser.

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                   REFERENCES TO MARCH 31, 2002 ARE UNAUDITED
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Income per Share

        The reconciliations of the numerators and denominators of the basic income per share computations are as follows:

                                                  Income           Shares         Per-Share
                                                (Numerator)     (Denominator)       Amount
                                              ---------------  ---------------  --------------
                                                 For the Three Months Ended March 31, 2002
                                              ------------------------------------------------
Basic Earning per Share
Income to common shareholders                 $         4,006              100  $        40.06
                                              ===============  ===============  ==============

                                                 For the Three Months Ended March 31, 2001
                                              ------------------------------------------------
Basic Earning per Share
Income to common shareholders                 $        19,993              100  $       199.93
                                              ===============  ===============  ==============

                                                    For the Year Ended December 31, 2001
                                              ------------------------------------------------
Basic Earnings per Share
Income to common shareholders                 $        68,518              100  $       685.18
                                              ===============  ===============  ==============

                                                    For the Year Ended December 31, 2000
                                              ------------------------------------------------
Basic Earnings per Share
Income to common shareholders                 $        31,481              100  $       314.81
                                              ===============  ===============  ==============

        There were no common stock equivalents outstanding at December 31, 2001 and 2000.

Concentrations of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The Company maintains the majority of its cash balances with two financial institutions, in the form of demand deposits

Advertising Expense

        Advertising costs are expensed when the services are provided.

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                   REFERENCES TO MARCH 31, 2002 ARE UNAUDITED
                                   (Continued)


NOTE 2 -  RELATED PARTY PAYABLES

        On December 4, 2001, an officer loaned the Company $75,000. The Company shall repay $90,000 to the officer within 180 days of the date of the loan.

        Due to related party at December 31, 2001 and 2000 consists of the following:

                                                           (Unaudited)
                                                            March 31,              December 31,
                                                     -----------------------  -----------------------
                                                        2002        2001         2001        2000
                                                     ----------  -----------  ----------- -----------
Note payable to officer, unsecured, at 40% interest,
due June 2, 2002                                     $   75,000            -  $    75,000 $         -

Advances, unsecured, non-interest bearing,
due on demand                                            17,943            -       10,943       5,943
                                                     ----------  -----------  ----------- -----------

                                                     $   92,943  $         -  $    85,943 $     5,943
                                                     ==========  ===========  =========== ===========

NOTE 3 - LONG TERM DEBT

        Long-term liabilities of the Company at December 31, 2001 and 2000 consists of the following:

                                                           (Unaudited)
                                                            March 31,              December 31,
                                                     -----------------------  -----------------------
                                                        2002        2001         2001        2000
                                                     ----------  -----------  ----------- -----------
Lease payable to a Bank, due July 31, 2004 with
interest of 7.65%, secured by computer equipment     $    9,408  $    15,330  $    11,116 $    14,562

Less Current Portion                                      3,792            -        4,071       3,772
                                                     ----------  -----------  ----------- -----------

          Total Long-Term Liability                  $    5,616  $    15,330  $     7,045 $    10,790
                                                     ==========  ===========  =========== ===========

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                   REFERENCES TO MARCH 31, 2002 ARE UNAUDITED
                                   (Continued)

NOTE 4 - LEASES

        The Company leases facilities and equipment under various capital and operating leases with expiration dates through 2006.

        The Company has entered into a lease agreement for its office facilities. The rental charges are approximately $1,400 per month. The lease expires in April 2006. On January 14, 2002 the Company entered into a sublease for additional office space. The rental charge ranges from $3,500 to $6,992 per month expiring November 30, 2004.

        Equipment capitalized under capital leases had fair market value of $16,342 as of June 30, 2000 (date of acquisition of the equipment and assumption of the related leases by the Company). Total rental expense for the Company for the years ended December 31, 2001 and 2000 was $19,885 and $17,077, respectively, including rent under month-to month leases.

Net minimum rental commitments under all non-cancelable operating leases are as follows:

                                                  Capital         Operating
           Year Ending December 31,               Leases           Leases           Total
                                              ---------------  ---------------  --------------

                     2002                     $         4,755  $        59,038  $       63,793
                     2003                               4,755           88,343          93,098
                     2004                               2,379           98,947         101,326
                     2004                                   -           31,545          31,545
                     2005                                   -           16,800          16,800
                                              ---------------  ---------------  --------------

       Total minimum lease payments due                11,889          294,673         306,562

      Less amounts representing interest              (1,099)                -         (1,099)
                                              ---------------  ---------------  --------------

                                              $        10,790  $       294,673  $      305,463
                                              ===============  ===============  ==============

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                   REFERENCES TO MARCH 31, 2002 ARE UNAUDITED
                                   (Continued)


NOTE 4 - LEASES (Continued)
        The minimum future lease payments under these leases for the next five years are:


    Twelve Months
  Ended December 31,                          Real Property     Equipment
----------------------                       ---------------  --------------
        2002                                 $        51,300  $       12,493
        2003                                          72,741          20,357
        2004                                          93,712           7,614
        2005                                          16,800          14,745
        2006                                          16,800               -
                                             ---------------  --------------
        Total minimum future lease payments  $       251,353  $       55,209
                                             ===============  ==============

        The leases generally provides that insurance, maintenance and tax expenses are obligations of the Company. It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other properties.

NOTE 5 - CONTINGENCIES

        The Company at times will have agreements with a funding source to sell certain receivables with recourse. In the event of the customer's default the company must repurchase the receivables from the funding source. As of December 31, 2001 and 2000 the company is not contingently liable to such receivables sold with recourse.

        The Company is a defendant in a lawsuit. In the opinion of Company's management, the lawsuit will not have a material adverse impact on the Company's financial position, results of operations or cash flows.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        On May 21, 2002, Business to Business, Inc., (a development stage company) ("B2B") and Premium Financial Services & Leasing, Inc. ("Premium"), closed on an Acquisition Agreement between Premium and B2B. The following unaudited pro forma condensed combined financial statements are based on the March 31, 2002 unaudited and September 30, 2001 audited historical financial statements of B2B and the March 31, 2002 unaudited and December 31, 2001 audited historical financial statements of Premium contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with Premium treated as the acquiring entity for financial reporting purposes. The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of March 31, 2002. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2001 presents the results of operations of the Surviving Corporation, assuming the merger was completed on January 1, 2001. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2002 presents the results of operations of the Surviving Corporation, assuming the merger was completed on January 1, 2002.


        The unaudited pro forma condensed combined financial statements have been prepared by management of Premium and B2B based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both Premium and B2B (including the notes thereto) included in this Information Statement. See "FINANCIAL STATEMENTS."

                          UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                        MARCH 31, 2002

                                                Premium         Business
                                               Financial           to                           Pro Forma
                                              Services and     Business,       Pro Forma        Combined
                                             Leasing, Inc.        Inc.        Adjustments        Balance
                                             --------------  --------------  --------------  ---------------
ASSETS
Current assets                               $       33,047  $            -  $            -  $        33,047
Fixed assets (net)                                   20,968               -               -           20,968
Other assets                                         75,000               -               -           75,000
                                             --------------  --------------  --------------  ---------------

     Total Assets                            $      129,015  $            -  $            -  $       129,015
                                             ==============  ==============  ==============  ===============

LIABILITIES AND STOCKHOLDERS'
EQUITY
Accounts payable & accrued expenses          $        4,946  $            -  $            -  $         4,946
Other current liabilities                            96,735               -               -           96,735
Long-term debt                                        5,616               -               -            5,616
                                             --------------  --------------  --------------  ---------------

    Total Liabilities                               107,297               -               -          107,297
                                             --------------  --------------  --------------  ---------------

Stockholders' Equity:
  Common stock                                          100           1,000           3,900 A          5,000
  Paid in capital                                         -           5,589          11,129 A         16,718
  Retained deficit                                        -          (1,075)          1,075                0
  Accumulated adjustments account                    21,618                         (21,618)A              -
  Deficit accumulated during the
     development stage                                    -          (5,514)          5,514 A              -
                                             --------------  --------------  --------------  ---------------
     Total Stockholders' Equity (Deficit)            21,718               -               -           21,718
                                             --------------  --------------  --------------  ---------------

     Total Liabilities and Stockholders' Equity $   129,015  $            -  $            -  $       129,015
                                             ==============  ==============  ==============  ===============










See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                             FOR THE YEAR ENDED DECEMBER 31, 2001

                                                Premium         Business
                                               Financial           to                           Pro Forma
                                              Services and     Business,       Pro Forma        Combined
                                             Leasing, Inc.        Inc.        Adjustments        Balance
                                             --------------  --------------  --------------  ---------------
Revenues:                                    $      428,221  $            -  $            -  $       428,221

Expenses:
   Selling & marketing                              244,871               -                          244,871
   General & administrative                         113,423           2,254               -          115,677
                                             --------------  --------------  --------------  ---------------

Net Income from Operations                           69,927               -                           67,673

Other Income (expense)                               (1,409)              -                           (1,409)
                                             --------------  --------------  --------------  ---------------

Net Income (Loss)                            $       68,518  $               $   -           $  -     66,264
                                             ==============  ==============  ==============  ===============

Income (Loss) per share                      $       685.18  $               $    -          $    -     0.01
                                             ==============  ==============  ==============  ===============

Weighted average shares outstanding                     100       1,000,000                        5,000,000











See accompanying notes to unaudited pro forma condensed combined financial statements.

                      UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                Premium         Business
                                               Financial           to                           Pro Forma
                                              Services and     Business,       Pro Forma        Combined
                                             Leasing, Inc.        Inc.        Adjustments        Balance
                                             --------------  --------------  --------------  ---------------
Revenues:                                    $       51,134  $            -  $            -  $        51,134

Expenses:
   Selling & marketing                               38,597               -               -           38,597
   General & administrative                          48,531          10,850               -           59,381
                                             --------------  --------------  --------------  ---------------

Net Income from Operations                          (35,994)              -                          (46,844)

Other Income (expense)                               40,000               -                           40,000
                                             --------------  --------------  --------------  ---------------

Net Income (Loss)                            $        4,006  $            -  $            -  $        (6,844)
                                             ==============  ==============  ==============  ===============

Income (Loss) per share                      $        40.06  $            -  $            -  $             -
                                             ==============  ==============  ==============  ===============

Weighted average shares outstanding                     100       1,000,000                        5,000,000









See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)     General

In the acquisition, B2B will acquire all of the assets and liabilities of Premium in exchange for 4,000,000 shares of Common Stock, or approximately 80% of the New Common Stock outstanding subsequent to the Merger, subject to certain adjustments. Premium has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets acquired in order to allocate the purchase price among the assets acquired. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets acquired. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of B2B.

(2)     Fiscal Year Ends

        The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001, include Premium's and B2B's operations on a common fiscal year. B2B's financials have been adjusted by subtracting the quarterly results for the three months ended December 31, 2000 from the annual financials and adding the quarterly results for December 31, 2001. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2002, include Premium's and B2B's operations on a common fiscal year.


(3)     Pro Forma Adjustments

        The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of March 31, 2002, are described below:

        (A) Record acquisition by issuing 4,000,000 shares of Common Stock, par value $0.001.


        The adjustments to the accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001 and the three months ended March 31, 2002 are described below:

        There are no anticipated adjustments to the statements of operations as a result of the merger.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     Signature and Title                                Date


/s/ Michael Gooch                                                  June 11, 2002
---------------------------------------------------------------
Michael Gooch, Chairman of the Board, President, Principal
Executive Officer and Director


/s/ Glen Gangi                                                     June 11, 2002
---------------------------------------------------------------
Glen Gangi, Director and Chief Operating Officer


/s/ Bret Pafford                                                   June 11, 2002
---------------------------------------------------------------
Bret Pafford, Vice President


/s/ Dennis Klutzke                                                 June 11, 2002
---------------------------------------------------------------
Dennis Klutzke, Chief Financial Officer and Director